                                                                   EXHIBIT 10.25

                                 FIRST AMENDMENT

         THIS FIRST AMENDMENT (this "Amendment") dated as of May 21, 2003 (the "Execution Date") to the Credit Agreement referenced below is by and among IASIS Healthcare Corporation, a Delaware corporation (the "Borrower"), the Guarantors, the Lenders party hereto and Bank of America, N.A., as Administrative Agent (in such capacity, the "Administrative Agent").

                               W I T N E S S E T H

         WHEREAS, a $475 million credit facility was established in favor of the Borrower pursuant to the terms of that certain Amended and Restated Credit Agreement (as amended, modified and supplemented from time to time, the "Credit Agreement") dated as of February 7, 2003 among the Borrower, the Guarantors identified therein, the Lenders identified therein and Bank of America, N.A., as Administrative Agent;

         WHEREAS, the Borrower has requested certain modifications to the Credit Agreement; and

         WHEREAS, the Required Lenders have agreed to the requested modifications on the terms and conditions set forth herein.

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

         2. Amendments. The Credit Agreement is amended in the following respects:

         2.1 Subclause (ii)(B) contained in the first proviso in Section 4.02(e) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  (B) with respect to all other Net Asset Sale Proceeds (including Syndication Proceeds in excess of $20,000,000 in such fiscal year), $25,000,000,

         2.2 The last sentence of Section 4.02(e) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         If the Borrower is required to apply any portion of asset sale proceeds to prepay or offer to prepay Indebtedness evidenced by the Senior Subordinated Notes, the 2003 Senior Subordinated Notes or Permitted Subordinated Refinancing Indebtedness (under the terms of the Senior Subordinated Notes Indenture, 2003 Senior Subordinated Notes Indenture or the documentation relating thereto, as the case may be), then notwithstanding anything contained in this Agreement to the contrary the Borrower shall apply such asset sale proceeds as a mandatory prepayment of the principal of the outstanding Term Loans in accordance with requirements of Section 4.02(i).

         2.3 Section 7(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  (c) Opinions of Counsel. On the Incremental Term Loan Borrowing Date, the Administrative Agent shall have received from Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Borrower and its Subsidiaries, an opinion addressed to the Administrative Agent, the Collateral Agent and each of the Lenders and dated as of such Incremental Term Loan Borrowing Date, and including, without limitation, opinions that such Incremental Term Loan will not conflict, breach or result in a default under the Senior Subordinated Notes Indenture or the 2003 Senior Subordinated Notes Indenture and such other matters incident to the transactions contemplated herein as the Administrative Agent and the Required Lenders may reasonably request in form consistent with the legal opinions provided to the Administrative Agent, the Collateral Agent and the Lenders on the Closing Date.

         2.4 Section 7(f) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  (f) Compliance with the Senior Subordinated Notes Indenture and the 2003 Senior Subordinated Notes Indenture. On the Incremental Term Loan Borrowing Date, the Borrower shall deliver to the Administrative Agent a certificate (i) dated as of the Incremental Term Loan Borrowing Date and (ii) certifying that (A) the Incremental Term Loan Commitment Agreement and the incurrence of all Incremental Term Loans pursuant thereto and as permitted under this Agreement are, and when incurred or issued will be, permitted under the Senior Subordinated Notes Indenture and the 2003 Senior Subordinated Notes Indenture and shall constitute both "Senior Debt" and "Designated Senior Debt" thereunder and (B) all necessary governmental and material third party approvals required in connection the incurrence of such Incremental Term Loans have been obtained.

         2.5 The parenthetical at the end of Section 8.03(ii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         (including, without limitation, the Senior Subordinated Notes Indenture and the 2003 Senior Subordinated Notes Indenture)

         2.6 Section 8.12 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         8.12     Tax Shelter Regulations.

                  The Borrower does not intend to treat the Loans and/or Letters of Credit and related transactions as being a "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-4). In the event the Borrower determines to take any action inconsistent with such intention, it will promptly notify the Administrative Agent thereof. If the Borrower so notifies the Administrative Agent, the Borrower acknowledges that one or more of the Lenders may treat its Loans and/or its interest in Swingline Loans and/or Letters of Credit as part of a transaction that is subject to Treasury Regulation Section 301.6112-1, and such Lender or Lenders, as applicable, will maintain the lists and other records required by such Treasury Regulation.

         2.7 Section 8.23 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         8.23     Subordination.

                  The subordination provisions contained in the Senior Subordinated Notes Documents and the 2003 Senior Subordinated Notes Documents are enforceable against the Borrower, the

         Guarantors and the holders of the Senior Subordinated Notes and the 2003 Senior Subordinated Notes, and all Obligations hereunder (including, without limitation, the Guaranteed Obligations and the Incremental Term Loans) and under the other Credit Documents are within the definitions of "Senior Debt" and "Designated Senior Debt" included in such subordination provisions. There exists no Designated Senior Debt for purposes of, and as defined in, the Senior Subordinated Notes Indenture or the 2003 Senior Subordinated Notes Indenture (other than the Obligations).

         2.8 The last sentence of Section 9.01(f) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         Promptly, and in any event within three Business Days after an officer of the Borrower or any of its Subsidiaries obtains knowledge thereof, notice of a Default or Event of Default under and as defined in 2003 Senior Subordinated Notes Documents or the Senior Subordinated Notes Documents.

         2.9 A new Section 9.0l(k) is hereby added to the Credit Agreement and shall read as follows:

         (k) Tax Shelter Regulations. Promptly after the Borrower has notified the Administrative Agent of any intention by the Borrower to treat the Loans and/or Letters of Credit and related transactions as being a "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-4), a duly completed copy of IRS Form 8886 or any successor form; and

         2.10 The reference to "$75,000,000" in Section 9.12(a)(iv) of the Credit Agreement is hereby amended to read "$100,000,000".

         2.11 The reference to "$50,000,000" in Section 10.02(vii) of the Credit Agreement is hereby amended to read "$75,000,000".

         2.12     A new clause (xviii) is hereby added after clause (xvii) in
Section 10.04 of the Credit Agreement and shall read as follows:

                  (xviii) unsecured Indebtedness of the Borrower and the Guarantors under the 2003 Senior Subordinated Notes and the other 2003 Senior Subordinated Notes Documents in an aggregate principal not to exceed $125,000,000 at any one time outstanding.

         2.13     The following paragraph is hereby added at the end of Section
10.04 of the Credit Agreement and shall read as follows:

         provided, however, with respect to any Indebtedness proposed to be refinanced pursuant to clause (iii) or incurred or refinanced pursuant to clauses (vi), (xii), (xvi) or (xvii) hereof, such Indebtedness shall be permitted under this Section 10.04 only if the Administrative Agent shall have received written evidence from the Borrower satisfactory to the Administrative Agent demonstrating that after giving effect to the incurrence or refinancing of such Indebtedness at least $125,000,000 of the basket in each of Section 4.09(i) of the Senior Subordinated Notes Indenture and Section 4.09(i) of the 2003 Senior Subordinated Notes Indenture remains available to the Borrower for the borrowing of Revolving Loans pursuant to the terms hereof. The Borrower hereby certifies to the Lenders that the Tranche B Term Loans were incurred pursuant to the first paragraph of Section 4.09 of the Senior Subordinated Notes Indenture.

         2.14 Section 10.07(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  (a) The Borrower will not, and will not permit any of its Subsidiaries to, make any Capital Expenditures in any fiscal year in excess of the amount set forth in the table below opposite such fiscal year plus any unused amount available from the immediately preceding fiscal year (excluding any carry forward from any prior fiscal year); provided that, so long as (i) the Consolidated Leverage Ratio is less than 3.0:1.0 on a Pro Forma Basis after giving effect to such Capital Expenditure and (ii) no Default or Event of Default exists or would be caused thereby, the Borrower and its Subsidiaries may make unlimited Capital Expenditures.

----------------------------------------------
                               Maximum Capital
Fiscal Year Ending              Expenditures
----------------------------------------------
----------------------------------------------
September 30, 2003             $ 80,000,000
----------------------------------------------
September 30, 2004             $165,000,000
----------------------------------------------
September 30, 2005             $ 70,000,000
----------------------------------------------
September 30, 2006             $ 70,000,000
----------------------------------------------
September 30, 2007             $ 70,000,000
----------------------------------------------
September 30, 2008             $ 70,000,000
----------------------------------------------
September 30, 2009             $ 70,000,000
----------------------------------------------

         2.15 Section 10.08 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  10.08    Consolidated Interest Coverage Ratio.

                           As of the end of each fiscal quarter, the Borrower
                  will not permit the Consolidated Interest Coverage Ratio for the Test Period ended on the last day of such fiscal quarter to be less than the ratio set forth opposite such fiscal quarter below:

Fiscal Quarter Ended            Ratio
--------------------            -----
  March 31,2003               2.00:1.0
  June 30, 2003               2.00:1.0
September 30, 2003            2.00:1.0
December 31,2003              2.00:1.0
  March 31,2004               2.00:1.0
  June 30, 2004               2.00:1.0
September 30, 2004            2.00:1.0
 December 31,2004             2.00:1.0
  March 31,2005               2.15:1.0
  June 30, 2005                2.3:1.0
September 30, 2005             2.3:1.0
 December 31,2005              2.5:1.0
  March 31,2006                2.5:1.0
  June 30, 2006                2.5:1.0
September 30, 2006             2.5:1.0
 December 31,2006             2.75:1.0
  March 31,2007               2.75:1.0
  June 30, 2007               2.75:1.0
September 30, 2007            3.00:1.0
 December 31,2007             3.00:1.0

    Fiscal Quarter Ended                                Ratio
    --------------------                                -----
          March 31,2008                               3.25:1.0
           June 30, 2008                              3.25:1.0
September 30, 2008 and thereafter                     3.50:1.0

                  Notwithstanding anything to the contrary contained in this Agreement, all calculations of compliance with this Section
                  10.08 shall be made on a Pro Forma Basis.

         2.16 Section 10.09 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  10.09    Maximum Consolidated Leverage Ratio.

                           As of the end of each fiscal quarter, the Borrower
                  will not permit the Consolidated Leverage Ratio for the Test Period ended on the last day of such fiscal quarter to be greater than the ratio set forth opposite such fiscal quarter below:

Fiscal Quarter Ended                               Ratio
-----------------------------------------          -----
         March 31, 2003                           5.00:1.0
         June 30, 2003                            5.00:1.0
      September 30, 2003                          5.00:1.0
       December 31,2003                           5.00:1.0
         March 31, 2004                           5.00:1.0
         June 30, 2004                            5.00:1.0
      September 30, 2004                          5.00:1.0
       December 31, 2004                          5.00:1.0
         March 31,2005                            4.75:1.0
         June 30, 2005                            4.50:1.0
      September 30, 2005                          4.00:1.0
       December 31,2005                           4.00:1.0
         March 31,2006                            4.00:1.0
         June 30, 2006                            4.00:1.0
September 30, 2006 and thereafter                 3.50:1.0

                  Notwithstanding anything to the contrary contained in this Agreement, all calculations of compliance with this Section
                  10.09 shall be made on a Pro Forma Basis.

         2.17 Section 10.11 (ii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         (ii) amend or modify, or permit the amendment or modification of, any provision of any Senior Subordinated Note, any 2003 Senior Subordinated Note, Permitted Subordinated Refinancing Indebtedness or of any agreement (including, without limitation, any purchase agreement, indenture, loan agreement or security agreement) relating thereto or make any payment consistent with an amendment thereof or change thereto, if the effect of such amendment or change is to increase the interest rate on the Senior Subordinated Notes, 2003 Senior Subordinated Notes or the Permitted Subordinated Refinancing Indebtedness, change (to earlier dates) any dates upon which payments of principal or interest are due thereon, change any event of default or condition to an event of default with respect thereto (other than to eliminate any such event of default or increase any grace period related thereto), change the redemption, prepayment or defeasance provisions thereof, change the subordination provisions of such Senior Subordinated Notes, 2003

         Senior Subordinated Notes or Permitted Subordinated Refinancing Indebtedness, as the case may be (or of any guaranty thereof), or change any collateral therefor (other than to release such collateral), or if the effect of such amendment or change, together with all other amendments or changes made, is to increase materially the obligations of the obligor thereunder or to confer any additional rights on the holders of such Senior Subordinated Notes, 2003 Senior Subordinated Notes or Permitted Subordinated Refinancing Indebtedness, as the case may be (or a trustee or other representative on their behalf), which would reasonably be expected to be materially adverse to any Credit Party or Lenders,

         2.18 The words "any 2003 Senior Subordinated Note," are hereby inserted following the words "any Senior Subordinated Note," in the Section 10.1 l(iii) of the Credit Agreement.

         2.19 Subclauses (x) and (y) in Section 10.1 l(iii) of the Credit Agreement are hereby amended and restated in their entireties to read as follows:

         (x) the Borrower may exchange the Senior Subordinated Notes for Exchange Senior Subordinated Notes issued as contemplated in the definition of Senior Subordinated Notes and consistent with the requirements of the definition of Exchange Senior Subordinated Notes and the Borrower may exchange the 2003 Senior Subordinated Notes for 2003 Exchange Senior Subordinated Notes issued as contemplated in the definition of 2003 Senior Subordinated Notes and consistent with the requirements of the definition of 2003 Exchange Senior Subordinated Notes, (y) provided that no Default or Event of Default has occurred and is continuing, any Senior Subordinated Notes, any 2003 Senior Subordinated Notes or Permitted Subordinated Refinancing Indebtedness may be refinanced with Permitted Subordinated Refinancing Indebtedness

         2.20 Section 10.12(c)(v) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         (v) the Senior Subordinated Notes Documents, the 2003 Senior Subordinated Notes Documents and the documentation for Permitted Subordinated Refinancing Indebtedness

         2.21 Section 10.16 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         10.16    Designated Senior Debt.

                  The Borrower will not, and will not permit any of its Subsidiaries to (i) designate any Indebtedness (other than the Obligations) as "Designated Senior Debt" for purposes of, and as defined in, the Senior Subordinated Notes Indenture or the 2003 Senior Subordinated Notes Indenture or (ii) designate any documents with respect to any Indebtedness (other than this Agreement) as the "Credit Agreement" as defined in the Senior Subordinated Notes Indenture or the 2003 Senior Subordinated Notes Indenture for purposes of the receipt of notices by the Administrative Agent, and delivery of blockage notices pursuant to the subordination provisions of the Senior Subordinated Notes Documents or the 2003 Senior Subordinated Notes Documents.

         2.22 Subclause (v) of the definition of Change of Control Event set forth in Section 12.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         (v) a "change of control" or similar event shall occur as provided in any Senior Subordinated Note Document, 2003 Senior Subordinated Note Document or in any other Material Indebtedness.

         2.23 Subclause (v) of the definition of Hospital Investment Program set forth in Section 12.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         (v) each Hospital Investment Program Participant (A) acknowledges in writing in a manner reasonably satisfactory to the Administrative Agent that (x) the relevant Subsidiary has guaranteed the Guaranteed Obligations and the obligations of the Borrower under the Senior Subordinated Notes and the 2003 Senior Subordinated Notes and has granted a security interest in its assets to secure such guaranty of the Guaranteed Obligations

         2.24 The following definitions in Section 12.01 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

                  "Material Indebtedness" shall mean (i) the Senior Subordinated Notes, (ii) 2003 Senior Subordinated Notes, (iii) Permitted Subordinated Refinancing Indebtedness and (iv) any other Indebtedness of the Borrower or any Subsidiary the aggregate principal amount of which exceeds $1,000,000.

                  "Permitted Refinancing Indebtedness" shall mean any Indebtedness of the Borrower and its Subsidiaries issued or given in exchange for, or the proceeds of which are used to, extend, refinance, renew, replace, substitute or refund Existing Indebtedness, Indebtedness incurred pursuant to Section 10.04(vi), 10.04(xii) or 10.04(xviii), or any Indebtedness issued to so extend, refinance, renew, replace, substitute or refund any such Indebtedness, so long as
         (a) such Indebtedness has a weighted average life to maturity greater than or equal to the weighted average life to maturity of the Indebtedness being refinanced, (b) such refinancing or renewal does not add guarantors, obligors or security from that which applied to such Indebtedness being refinanced or renewed, (c) the principal amount (or accreted value, if applicable) of such Permitted Refinancing Indebtedness does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so extended, refinanced, renewed, replaced, substituted or refunded (plus all accrued interest thereon and the amount of all fees, commissions, discounts, costs, expenses and premiums incurred in connection therewith), and (d) such refinancing or renewal Indebtedness has substantially the same (or, from the perspective of the Lenders, more favorable) subordination provisions, if any, as applied to the Indebtedness being renewed or refinanced.

                  "Permitted Subordinated Refinancing Indebtedness" shall mean Indebtedness of the Borrower issued or given in exchange for, or all the proceeds of which are used to refinance, all of the outstanding Senior Subordinated Notes or the 2003 Senior Subordinated Notes, so long as (a) such Indebtedness has a weighted average life to maturity greater than or equal to the weighted average life to maturity of the Senior Subordinated Notes or the 2003 Senior Subordinated Notes, as applicable, (b) such refinancing does not (i) add guarantors, obligors or security from that which applied to the Senior Subordinated Notes or the 2003 Senior Subordinated Notes, as applicable or (ii) provide for the payment of interest at a rate greater than the rate applicable to the Senior Subordinated Notes or the 2003 Senior Subordinated Notes, as applicable, (c) the principal amount (or accreted value, if applicable) of such Permitted Subordinated Refinancing Indebtedness does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so extended, refinanced, renewed, replaced, substituted or refunded (plus all accrued interest thereon and the amount of all fees, commissions, discounts, costs, expenses and premiums incurred in connection therewith), (d) such Indebtedness has substantially the same (or, from the perspective of the Lenders, more favorable) subordination provisions, if any, as applied to the Senior Subordinated Notes or the 2003 Senior Subordinated Notes, as applicable, and (e) all other terms of such refinancing (including, without limitation, with respect to the amortization schedules, redemption provisions, maturities, covenants, defaults and remedies), are not, taken as a whole, materially less favorable to the Borrower than those previously existing with respect to the Senior Subordinated Notes or the 2003 Senior Subordinated Notes, as applicable.

                  "Subordinated Debt" shall mean (i) the indebtedness evidenced by the Senior Subordinated Notes, (ii) the indebtedness evidenced by the 2003 Senior Subordinated Notes and (iii) any other Indebtedness that is expressly subordinated in right and time of payment to the loans and obligations owing under this Agreement on terms and conditions reasonably acceptable to the Administrative Agent and the Required Lenders.

         2.25 The following definitions are hereby added to Section 12.01 of the Credit Agreement in the appropriate alphabetical order and shall read as follows:

                  "2003 Exchange Senior Subordinated Notes" shall mean 2003 Senior Subordinated Notes which are substantially identical securities to the 2003 Senior Subordinated Notes, which 2003 Exchange Senior Subordinated Notes shall be issued pursuant to a registered exchange offer or private exchange offer for the 2003 Senior Subordinated Notes and pursuant to the 2003 Senior Subordinated Notes Indenture. In no event will the issuance of any 2003 Exchange Senior Subordinated Notes increase the aggregate principal amount of 2003 Senior Subordinated Notes then outstanding or otherwise result in an increase in an interest rate applicable to the 2003 Senior Subordinated Notes.

                  "2003 Senior Subordinated Notes" shall mean the Borrower's senior subordinated notes issued pursuant to the 2003 Senior Subordinated Notes Indenture (which senior subordinated notes shall contain material terms at least as favorable to the Borrower as the Senior Subordinated Notes) and as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. As used herein, the term "2003 Senior Subordinated Notes" shall include any 2003 Exchange Senior Subordinated Notes issued pursuant to the 2003 Senior Subordinated Notes Indenture in exchange for theretofore outstanding 2003 Senior Subordinated Notes.

                  "2003 Senior Subordinated Notes Documents" shall mean the 2003 Senior Subordinated Notes, the 2003 Senior Subordinated Notes Indenture and all other documents executed and delivered in respect of the 2003 Senior Subordinated Notes and the 2003 Senior Subordinated Notes Indenture, which 2003 Senior Subordinated Notes Documents shall contain material terms at least as favorable to the Borrower and the Guarantors as the Senior Subordinated Notes Documents, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

                  "2003 Senior Subordinated Notes Indenture" shall mean the Indenture to be entered into by the Borrower and the Guarantors, which Indenture shall contain material terms at least as favorable to the Borrower and the Guarantors as the Senior Subordinated Notes Indenture, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

         2.26 The following sentence is hereby added at the end of Section 14.15(a) of the Credit Agreement and shall read as follows:

                  Notwithstanding anything herein to the contrary, the Borrower hereby acknowledges and agrees that the Administrative Agent and each Lender may disclose without limitation of any kind, any information with respect to the "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation
         Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to the Administrative Agent or such Lender relating to such tax treatment and tax structure; provided that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the tax treatment or tax structure of the Loans, Letters of Credit and transactions contemplated hereby.

         3. Conditions Precedent. This Amendment shall be effective on the date (the "Effective Date") on which the following conditions precedent have been satisfied:

                  (a) receipt by the Administrative Agent of this Amendment executed by the Borrower, the Guarantors and the Required Lenders;

                  (b) receipt on or before the Effective Date by the Administrative Agent, for the ratable benefit of the Lenders that execute this Amendment (the "Approving Lenders"), of an amendment fee equal to 10 basis points (0.10%) on the Revolving Loan Commitment and outstanding Tranche B Term Loan of the Approving Lenders on the Execution Date;

                  (c) receipt on or before the Effective Date by the Administrative Agent of all other fees and reasonable expenses due and payable by the Borrower in connection with this Amendment;

                  (d) within ninety (90) days of the Execution Date, in connection with the Borrower's issuance of the 2003 Senior Subordinated Notes, both Moody's Investors Service and Standard & Poor's Ratings Group shall have confirmed in writing to the Administrative Agent that the Borrower's senior secured (bank loan) debt rating is identical to or more favorable than its senior secured (bank loan) debt rating on February 7, 2003;

                  (e) within ninety (90) days of the Execution Date, the Borrower shall have simultaneously issued the 2003 Senior Subordinated Notes; and

                  (f) receipt and approval by the Administrative Agent of the indenture (including without limitation the subordination provisions) for the 2003 Senior Subordinated Notes, such approval not to be unreasonably withheld or delayed.

         4. Reaffirmation of Representations and Warranties. The Borrower affirms that the representations and warranties in the Credit Agreement and the other Credit Documents are true and correct in all material respects as of the date hereof (except those which expressly relate to an earlier period or date).

         5. Reaffirmation of Guaranty. Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Credit Documents and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Guarantor's obligations under the Credit Agreement or the other Credit Documents.

         6. Reaffirmation of Security Interests. The Borrower and each Guarantor (i) affirms that each of the Liens granted in or pursuant to the Credit Documents are valid and subsisting and (ii) agrees that this Amendment shall in no manner impair or otherwise adversely effect any of the Liens granted in or pursuant to the Credit Documents.

         7. No Other Changes. Except as expressly modified hereby, all of the terms and provisions of the Credit Agreement and the other Credit Documents shall remain in full force and effect.

         8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

         9. Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

                            [Signature Pages Follow]

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date and year first above written.

BORROWER:                  IASIS HEALTHCARE CORPORATION,
                           a Delaware corporation

                           By: /s/ John M. Doyle
                              ------------------------
                           Name: John M. Doyle
                           Title: VP. Treasures

GUARANTORS:                ARIZONA DIAGNOSTIC & SURGICAL CENTER, INC.,
                           a Delaware corporation
                           BAPTIST JOINT VENTURE HOLDINGS, INC.,
                           a Delaware corporation
                           BEAUMONT HOSPITAL HOLDINGS, INC.,
                           a Delaware corporation
                           BILTMORE SURGERY CENTER HOLDINGS, INC.,
                           a Delaware corporation
                           BILTMORE SURGERY CENTER, INC.,
                           an Arizona corporation
                           BROOKWOOD DIAGNOSTIC CENTER OF TAMPA, INC., a Delaware corporation
                           CLINICARE OF ARIZONA, INC.,
                           a Delaware corporation
                           CLINICARE OF TEXAS, INC.,
                           a Delaware corporation
                           CLINICARE OF UTAH, INC.,
                           a Delaware corporation
                           DAVIS HOSPITAL & MEDICAL CENTER, INC.,
                           a Delaware corporation
                           DAVIS SURGICAL CENTER HOLDINGS, INC.,
                           a Delaware corporation
                           FIRST CHOICE PHYSICIANS NETWORK HOLDINGS, INC., a Delaware corporation
                           IASIS FINANCE, INC.,
                           a Delaware corporation

                           By: /s/ John M. Doyle
                              ------------------------
                           Name: John M. Doyle
                           Title: VP. treasurer

                                              [Signature Pages Follow]

                                                    IASIS HEALTHCARE CORPORATION
                                                                 FIRST AMENDMENT

GUARANTORS (CONTINUED):    IASIS HEALTHCARE HOLDINGS, INC,
                           a Delaware corporation
                           IASIS HOME INFUSION AND MEDICAL EQUIPMENT, INC, a Delaware corporation
                           IASIS MANAGEMENT COMPANY,
                           a Delaware corporation
                           IASIS TRANSCO, INC,
                           a Delaware corporation
                           JORDAN VALLEY HOSPITAL HOLDINGS, INC,
                           a Delaware corporation
                           MCS/AZ, INC,
                           a Delaware corporation
                           METRO AMBULATORY SURGERY CENTER, INC,
                           a Delaware corporation
                           PALMS OF PASADENA HOMECARE, INC,
                           a Delaware corporation
                           PIONEER VALLEY HEALTH PLAN, INC,
                           a Delaware corporation
                           PIONEER VALLEY HOSPITAL, INC,
                           a Delaware corporation
                           ROCKY MOUNTAIN MEDICAL CENTER, INC,
                           a Delaware corporation
                           SALT LAKE REGIONAL MEDICAL CENTER, INC,
                           a Delaware corporation
                           SANDY CITY HOLDINGS, INC,
                           a Delaware corporation
                           SOUTHRIDGE PLAZA HOLDINGS, INC,
                           a Delaware corporation
                           SSJ ST. PETERSBURG HOLDINGS, INC,
                           a Delaware corporation
                           TAMPA BAY STAFFING SOLUTIONS, INC,
                           a Delaware corporation

                           By: /s/ John M. Doyle
                              ------------------------
                           Name: John M. Doyle
                           Title: VP. treasurer

                                              [Signature Pages Follow]

GUARANTORS (CONTINUED):    HEALTH CHOICE ARIZONA, INC.,
                           a Delaware corporation
                           JORDAN VALLEY HOSPITAL, LP,
                           a Delaware limited partnership
                           MEMORIAL HOSPITAL OF TAMPA, LP,
                           a Delaware limited partnership
                           MESA GENERAL HOSPITAL, LP,
                           a Delaware limited partnership
                           ODESSA REGIONAL HOSPITAL, LP,
                           a Delaware limited partnership
                           PALMS OF PASADENA HOSPITAL, LP,
                           a Delaware limited partnership
                           SOUTHWEST GENERAL HOSPITAL, LP,
                           a Delaware limited partnership
                           ST. LUKE'S BEHAVIORAL HOSPITAL, LP,
                           a Delaware limited partnership
                           ST. LUKE'S MEDICAL CENTER, LP,
                           a Delaware limited partnership
                           TEMPE ST. LUKE'S HOSPITAL, LP,
                           a Delaware limited partnership
                           TOWN & COUNTRY HOSPITAL, LP,
                           a Delaware limited partnership

                           By: IASIS HEALTHCARE HOLDINGS, INC.,
                               general partner

                           By: /s/ John M. Doyle
                              ------------------------
                           Name: John M. Doyle
                           Title: VP. treasurer

                           IASIS HEALTHCARE MSO SUB OF SALT LAKE CITY, LLC, a Utah limited liability company

                           By: /s/ John M. Doyle
                              ------------------------
                           Name: John M. Doyle
                           Title: VP. treasurer

ADMINISTRATIVE AGENT:      BANK OF AMERICA, N.A.,
                           as Administrative Agent

                           By:_____________________________
                           Name:
                           Title:

GUARANTORS (CONTINUED):    HEALTH CHOICE ARIZONA, INC.,
                           a Delaware corporation
                           JORDAN VALLEY HOSPITAL, LP,
                           a Delaware limited partnership
                           MEMORIAL HOSPITAL OF TAMPA, LP,
                           a Delaware limited partnership
                           MESA GENERAL HOSPITAL, LP,
                           a Delaware limited partnership
                           ODESSA REGIONAL HOSPITAL, LP,
                           a Delaware limited partnership
                           PALMS OF PASADENA HOSPITAL, LP,
                           a Delaware limited partnership
                           SOUTHWEST GENERAL HOSPITAL, LP,
                           a Delaware limited partnership
                           ST. LUKE'S BEHAVIORAL HOSPITAL, LP,
                           a Delaware limited partnership
                           ST. LUKE'S MEDICAL CENTER, LP,
                           a Delaware limited partnership
                           TEMPE ST. LUKE'S HOSPITAL, LP,
                           a Delaware limited partnership
                           TOWN & COUNTRY HOSPITAL, LP,
                           a Delaware limited partnership

                           By: IASIS HEALTHCARE HOLDINGS, INC.,
                               general partner
                           By:____________________________________________
                           Name:
                           Title:

                           IASIS HEALTHCARE MSO SUB OF SALT LAKE CITY,
                           LLC, a Utah limited liability company

                           By: IASIS HEALTHCARE CORPORATION,
                               manager

                           By:____________________________________________
                           Name:
                           Title:

ADMINISTRATIVE AGENT:        BANK OF AMERICA, N.A.,
                             as Administrative Agent

                             By: /s/ KEVIN WAGLEY
                                 -------------------------------------------
                             Name: KEVIN WAGLEY
                             Title: PRINCIPAL

                                                    IASIS HEALTHCARE CORPORATION
                                                                 FIRST AMENDMENT

GUARANTORS (CONTINUED):    HEALTH CHOICE ARIZONA, INC.,
                           a Delaware corporation
                           MEMORIAL HOSPITAL OF TAMPA, LP,
                           a Delaware limited partnership
                           MESA GENERAL HOSPITAL, LP,
                           a Delaware limited partnership
                           ODESSA REGIONAL HOSPITAL, LP,
                           a Delaware limited partnership
                           PALMS OF PASADENA HOSPITAL, LP,
                           a Delaware limited partnership
                           SOUTHWEST GENERAL HOSPITAL, LP,
                           a Delaware limited partnership
                           ST. LUKE'S BEHAVIORAL HOSPITAL, LP,
                           a Delaware limited partnership
                           ST. LUKE'S MEDICAL CENTER, LP,
                           a Delaware limited partnership
                           TEMPE ST. LUKE'S HOSPITAL, LP,
                           a Delaware limited partnership
                           TOWN & COUNTRY HOSPITAL, LP,
                           a Delaware limited partnership

                           By: IASIS HEALTHCARE HOLDINGS, INC.,
                               general partner

                           By:____________________________________________
                           Name:
                           Title:

                           IASIS HEALTHCARE MSO SUB OF SALT LAKE CITY,
                           LLC, a Utah limited liability company

                           By: IASIS HEALTHCARE CORPORATION,
                               manager

                           By:____________________________________________
                           Name:
                           Title:

ADMINISTRATIVE AGENT:        BANK OF AMERICA, N.A.,
                             as Administrative Agent

                             By:__________________________________________
                             Name:
                             Title:

LENDERS:                   CITICORP NORTH AMERICA, INC.
Name:

                           By:/s/ ALLEN FISHER
                              ----------------
                           Name: ALLEN FISHER

LENDERS:                   BANK OF AMERICA, N.A.,
                           as Lender

                           By:/s/ KEVIN WAGLEY
                              ----------------------
                           Name: KEVIN WAGLEY
                           Title: PRINCIPAL

                                                    IASIS HEALTHCARE CORPORATION
                                                                 FIRST AMENDMENT

                           Title:

                           BANK OF AMERICA, N.A.,
                           as a Lender

                           By:____________________________________________
                           Name:
                           Title:

                           UBS AG, STAMFORD BRANCH

                           By: /s/ Wilfred V. Saint   By: /s/ Anthony N. Joseph
                               --------------------       ---------------------
                           Name: Wilfred V. Saint     Name: Anthony N. Joseph
                           Title: Associate Director  Title: Associate Director
                                  Banking Products           Banking Products
                                  Services, US               Services, US

                           GENERAL ELECTRIC CAPITAL CORPORATION

                           By: /s/ Jay Sepanski
                               -----------------------------
                           Name: Jay Sepanski
                           Title: Duly Authorized Signatory

                           RESIDENTIAL FUNDING CORPORATION DBA
                           GMAC-RFC HEALTH CAPITAL

                           By:____________________________________________
                           Name:
                           Title:

                           SAWGRASS TRADING LLC

                           By:____________________________________________
                           Name:
                           Title:

                           KZH ING-2 LLC

                           By:____________________________________________
                           Name:
                           Title:

                           KZH CYPRESS TREE-1 LLC

                           By:____________________________________________
                           Name:
                           Title:

                           KZH STERLING LLC

                           By:____________________________________________

LENDERS:                             Residential Funding Corporation
                                     ---------------------------------

                                     By: /s/ Kevin Howell
                                        --------------------------
                                     Name: Kevin Howell
                                     Title: Senior vice President

                                                    IASIS HEALTHCARE CORPORATION
                                                                 FIRST AMENDMENT

LENDERS: MAGNETITE ASSET INVESTORS, LLC MAGNETITE ASSET INVESTORS III, LLC MAGNETITE IV CLO, LIMITED
                                     MAGNETITE V CLO, LIMITED
                                     BLACKROCK SENIOR LOAN TRUST
                                     SENIOR LOAN FUND

                                     By: /s/ [ILLEGIBLE]
                                        --------------------------
                                     Name: [ILLEGIBLE]
                                     Title: Managing Director

                                                    IASIS HEALTHCARE CORPORATION
                                                                 FIRST AMENDMENT

LENDERS:                             BAVARIA TRR CORPORATION
                                     as Lender

                                     By: /s/ [ILLEGIBLE]
                                        --------------------------
                                     Name:
                                     Title:

                                                    IASIS HEALTHCARE CORPORATION
                                                                 FIRST AMENDMENT

                                     STEIN ROE FLOATING RATE
                                     LIMITED LIABILITY COMPANY

                                     By: Columbia Management Advisors, Inc,
                                     (f/k/a Stein Roe & Farnham Incorporated),
LENDERS:                             As Advisor

                                     By: /s/ Brian J. Murphy
                                         ----------------------------------
                                     Name: Brian J. Murphy
                                     Title: Vice President

                                     Landmark II cDo Ltd

LENDERS:                         By: /s/ Aladdin Asset Management LLC as Manager
                                     -------------------------------------------
                                     By: [ILLEGIBLE]
                                         -------------------------
                                     Name: [ILLEGIBLE]
                                     Title: Authorized Signatory

                                     Title:

                                     BANK OF AMERICA, N.A.,
                                     as a Lender

                                     By:_____________________________
                                     Name:
                                     Title:

                                     UBS AG, STAMFORD BRANCH

                                     By:_____________________________
                                     Name:
                                     Title:

                                     JUPITER LOAN FUNDING LLC

                                     By: /s/ ANN E. MORRIS
                                         ----------------------------
                                     Name: ANN E. MORRIS
                                     Title: ASST VICE PRESIDENT

                                     SRF 2000, INC.

                                     By: /s/ ANN E. MORRIS
                                         ----------------------------
                                     Name: ANN E. MORRIS
                                     Title: ASST VICE PRESIDENT

                                     SAWGRASS TRADING LLC

                                     By: /s/ ANN E. MORRIS
                                         ----------------------------
                                     Name: ANN E. MORRIS
                                     Title: ASST VICE PRESIDENT

                                     ELT LTD.

                                     By: /s/ ANN E. MORRIS
                                         ----------------------------
                                     Name: ANN E. MORRIS
                                     Title: AUTHORIZED AGENT

                                     WINGED FOOT FUNDING TRUST

                                     By: /s/ ANN E. MORRIS
                                         ----------------------------
                                     Name: ANN E. MORRIS
                                     Title: AUTHORIZED AGENT

                                     KZH STERLING LLC

                                     By: ____________________________
                                     Name:

LENDERS:                             GALAXY CLO 1999-1 LTD.

                                     By: /s/ W. Jeffrey Baxter
                                         -------------------------------
                                     Name: W. Jeffrey Baxter
                                     Title: AUTHORIZED AGENT

                                                    IASIS HEALTHCARE CORPORATION
                                                                 FIRST AMENDMENT

LENDERS:                             KZH ING-2 LLC

                                     By: /s/ ROWENA SMITH
                                         --------------------------------
                                     Name: ROWENA SMITH
                                     Title: AUTHORIZED AGENT

                                                    IASIS HEALTHCARE CORPORATION
                                                                 FIRST AMENDMENT

LENDERS:                             KZH CYPRESSTREE-1 LLC

                                     By: /s/ ROWENA SMITH
                                         --------------------------------
                                     Name: ROWENA SMITH
                                     Title: AUTHORIZED AGENT

                                                    IASIS HEALTHCARE CORPORATION
                                                                 FIRST AMENDMENT

LENDERS:                             KZH STERLING LLC

                                     By: /s/ ROWENA SMITH
                                         --------------------------------
                                     Name: ROWENA SMITH
                                     Title: AUTHORIZED AGENT

                                                    IASIS HEALTHCARE CORPORATION
                                                                 FIRST AMENDMENT

LENDERS:                             KZH SOLEIL LLC

                                     By: /s/ ROWENA SMITH
                                         --------------------------------
                                     Name: ROWENA SMITH
                                     Title: AUTHORIZED AGENT

                                                    IASIS HEALTHCARE CORPORATION
                                                                 FIRST AMENDMENT

LENDERS:                             KZH SOLEIL-2 LLC

                                     By: /s/ ROWENA SMITH
                                         --------------------------------
                                     Name: ROWENA SMITH
                                     Title: AUTHORIZED AGENT

                                                    IASIS HEALTHCARE CORPORATION
                                                                 FIRST AMENDMENT

LENDERS:                             KZH RIVERSIDE LLC

                                     By: /s/ ROWENA SMITH
                                         --------------------------------
                                     Name: ROWENA SMITH
                                     Title: AUTHORIZED AGENT

                                                    IASIS HEALTHCARE CORPORATION
                                                                 FIRST AMENDMENT

LENDERS:                             COOKSMILL

                                     By: /s/ John R.M. CAMPBELL
                                         --------------------------------
                                     Name: JOHN R.M. CAMPBELL
                                     Title: AUTHORISED SIGNATORY

                                                    IASIS HEALTHCARE CORPORATION
                                                                 FIRST AMENDMENT

                                     BEAR STEARNS INVESTMENT PRODUCTS INC.

LENDERS:                             By: /s/ KEITH BARNISH
                                         -------------------------------
                                     Name: KEITH BARNISH
                                     Title: SENIOR MANAGING DIRECTOR

                                                    IASIS HEALTHCARE CORPORATION
                                                                 FIRST AMENDMENT

LENDERS:                             CANDIAN IMPERIAL BANK OF COMMERCE

                                     By: /s/ JOHN LIVINGSTON
                                         --------------------------------
                                     Name: JOHN LIVINGSTON
                                     Title: AUTHORIZED SIGNATORY

                                                    IASIS HEALTHCARE CORPORATION
                                                                 FIRST AMENDMENT

                                     WINDSOR LOAN FUNDING, LIMITED
                                     By: Stanfield Capital Partners LLC
                                     As its Investment Manager

                                     By: /s/ Christopher E. Jansen
                                         ---------------------------------
                                     Name: Christopher E. Jansen
                                     Title: Managing Partner

                                     SUNAMERICA SENIOR FLOATING RATE FUND INC.
                                     By: Stanfield Capital Partners LLC
                                     As subadvisor

                                     By: /s/ Christopher E. Jansen
                                         ---------------------------------
                                     Name: Christopher E. Jansen
                                     Title: Managing Partner

                                     STANFIELD/RMF TRANSATLANTIC CDO, LTD.
                                     By: Stanfield Capital Partners LLC
                                     As its Collateral Manager

                                     By: /s/ Christopher E. Jansen
                                         ---------------------------------
                                     Name: Christopher E. Jansen
                                     Title: Managing Partner

                                     STANFIELD CARRERA CLO, LTD.
                                     By: Stanfield Capital Partners LLC
                                     As its Asset Manager

                                     By: /s/ Christopher E. Jansen
                                         ---------------------------------
                                     Name: Christopher E. Jansen
                                     Title: Managing Partner

                                     Centurion CDO II, Ltd.
                                     By: American Express Asset Management Group
                                     Inc, as Collateral Manager

LENDERS:                             ______________________________________

                                     By: /s/ Leanne Stavrakis
                                         ----------------------------------
                                     Name: Leanne Stavrakis
                                     Title: Director - Operations

                                                    IASIS HEALTHCARE CORPORATION
                                                                 FIRST AMENDMENT

                                CENTURION CDO VI, Ltd.
                                By: American Express Asset Management Group Inc. as Collateral Manager

LENDERS:

                                By: /s/ Leanne Stavrakis
                                   -------------------------
                                Name:  Leanne Stavrakis
                                Title: Director - Operations

                                                    IASIS HEALTHCARE CORPORATION
                                                                 FIRST AMENDMENT

                                Sequila - Centurion V, Ltd.
                                By: American Express Asset Management Group Inc. as Collateral Manager

LENDERS:

                                By: /s/ Leanne Stavrakis
                                   -------------------------
                                Name:  Leanne Stavrakis
                                Title: Director - Operations

                                                    IASIS HEALTHCARE CORPORATION
                                                                 FIRST AMENDMENT

First Amendment among
IASIS Helthcare Corporation

LENDERS:                        AMMC CDO I, LIMITED
                                By: American Money Management Corp.,
                                    as Collateral Manager

                                By: /s/ David P. Meyer
                                   --------------------------
                                Name:  David P. Meyer
                                Title: Vice President

                                AMMC CDO II, LIMITED
                                By: American Money Management Corp.,
                                    as Collateral Manager

                                By: /s/ David P. Meyer
                                   --------------------------
                                Name:  David P. Meyer
                                Title: Vice President

LENDERS:                        CSAM FUNDING I
                                ------------------------------

                                By: /s/ ANDREW H. MARSHAK
                                   ---------------------------
                                Name:  ANDREW H. MARSHAK
                                Title: AUTHORIZED SIGNATORY

                                                    IASIS HEALTHCARE CORPORATION
                                                                 FIRST AMENDMENT

LENDERS:                        FIRST DOMINION FUNDING I
                                ------------------------------

                                By: /s/ ANDREW H. MARSHAK
                                   ---------------------------
                                Name:  ANDREW H. MARSHAK
                                Title: AUTHORIZED SIGNATORY

                                                    IASIS HEALTHCARE CORPORATION
                                                                 FIRST AMENDMENT

LENDERS:                        FIRST DOMINION FUNDING II
                                ------------------------------

                                By: /s/ ANDREW H. MARSHAK
                                   ---------------------------
                                Name:  ANDREW H. MARSHAK
                                Title: AUTHORIZED SIGNATORY

                                                    IASIS HEALTHCARE CORPORATION
                                                                 FIRST AMENDMENT

LENDERS:                        FIRST DOMINION FUNDING III
                                ------------------------------

                                By: /s/ ANDREW H. MARSHAK
                                   ---------------------------
                                Name:  ANDREW H. MARSHAK
                                Title: AUTHORIZED SIGNATORY

                                                    IASIS HEALTHCARE CORPORATION
                                                                 FIRST AMENDMENT

LENDERS:                        APEX (TRIMARAN) CDO I, LTD.
                                BY TRIMARAN ADVISORS, L.L.C.

                                By: /s/ David M. Millison
                                   ---------------------------
                                Name:  David M. Millison
                                Title: Managing Director

                                                    IASIS HEALTHCARE CORPORATION
                                                                 FIRST AMENDMENT

                                Carlyle High Yield Partners II, Ltd.

LENDERS:

                                By: /s/ LINDA PACE
                                   ---------------------------
                                Name:  LINDA PACE
                                Title: PRINCIPAL

                                                    IASIS HEALTHCARE CORPORATION
                                                                 FIRST AMENDMENT

                                Carlyle High Yield Partners III, Ltd.

LENDERS:

                                By:  /s/ LINDA PACE
                                   -----------------------------
                                Name:  LINDA PACE
                                Title: PRINCIPAL

                                                    IASIS HEALTHCARE CORPORATION
                                                                 FIRST AMENDMENT

LENDERS:                                    Carlyle High Yield Partners IV, Ltd.
                                            ------------------------------------
                                            By: /s/ LINDA PACE
                                               ---------------------------------
                                            Name:  LINDA PACE
                                            Title: PRINCIPAL

                                    IASIS HEALTHCARE CORPORATION FIRST AMENDMENT

LENDERS:                                    Carlyle High Yield Partners, L.P.
                                            ---------------------------------
                                            By:  /s/ LINDA PACE
                                               --------------------------------
                                            Name:  LINDA PACE
                                            Title: PRINCIPAL

                                    IASIS HEALTHCARE CORPORATION FIRST AMENDMENT

                                            Title:

                                            BANK OF AMERICA, N.A.,
                                            as a Lender

                                            By:_________________________________
                                            Name:
                                            Title:

                                            UBS AG, STAMFORD BRANCH

                                            By:_________________________________
                                            Name:
                                            Title:

                                            JUPITER LOAN FUNDING LLC

                                            By:_________________________________
                                            Name:
                                            Title:

                                            SRF 2000, INC.

                                            By:_________________________________
                                            Name:
                                            Title:

                                            SAWGRASS TRADING LLC

                                            By:_________________________________
                                            Name:
                                            Title:

                                            ELT LTD

                                            By: /s/ ANN E. MORRIS
                                                --------------------------------
                                            Name:  ANN E. MORRIS
                                            Title: AUTHORIZED AGENT

                                            WINGED FOOT FUNDING TRUST

                                            By:_________________________________
                                            Name:
                                            Title:

                                            KZH STERLING LLC

                                            By:_________________________________
                                            Name:
                                            Title:

                                 LONG LANE MASTER TRUST II
                                 By: Fleet National Bank as Trust Administrator, With respect to Series Eclipse

                                 By: /s/ Darcey F. Bartel
                                     -------------------------------------------
                                 Name:  Darcey F. Bartel
                                 Title: Director

                                              FRANKLIN CLO IV, LIMITED
LENDERS:                                    ------------------------------------

                                            By: /s/ Richard D'Addario
                                                --------------------------------
                                            Name:  Richard D'Addario
                                            Title: Senior Vice President

                                    IASIS HEALTHCARE CORPORATION FIRST AMENDMENT

                                              Franklin CLO III, Limited
LENDERS:                                    ------------------------------------

                                            By: /s/ Richard D'Addario
                                                --------------------------------
                                            Name:  Richard D'Addario
                                            Title: Senior Vice President

                                    IASIS HEALTHCARE CORPORATION FIRST AMENDMENT

                                              Franklin CLO II, Limited
LENDERS:                                    ------------------------------------

                                            By: /s/ Richard D'Addario
                                                --------------------------------
                                            Name:  Richard D'Addario
                                            Title: Senior Vice President

                                    IASIS HEALTHCARE CORPORATION FIRST AMENDMENT

LENDERS:                                FRANKLIN FLOATING RATE DAILY ACCESS FUND
                                        ----------------------------------------
                                        By: /s/ Richard D'Addario
                                            ------------------------------------
                                        Name:  Richard D'Addario
                                        Title: Vice President

                                    IASIS HEALTHCARE CORPORATION FIRST AMENDMENT

LENDERS:                                    Franklin Floating Rate Master Series
                                            ------------------------------------
                                            By: /s/ Richard D'Addario
                                                --------------------------------
                                            Name:  Richard D'Addario
                                            Title: Vice President

                                    IASIS HEALTHCARE CORPORATION FIRST AMENDMENT

LENDERS:                                    Franklin Floating Rate Trust
                                            ------------------------------------
                                            By: /s/ Richard D'Addario
                                                --------------------------------
                                            Name:  Richard D'Addario
                                            Title: Vice President

                                    IASIS HEALTHCARE CORPORATION FIRST AMENDMENT

                     LENDERS:

                     ARCHIMEDES FUNDING IV, Ltd.
                     BY: ING Capital Advisors, LLC
                         as Collateral Manager

                     By: /s/ Helen Y. Rhee
                         --------------------------------
                         Helen Y. Rhee
                         SVP & Portfolio Manager

                     ENDURANCE CLO I, LTD
                     c/o ING Capital Advisors, LLC
                     As Portfolio Manager

                     By: /s/ Helen Y. Rhee
                         --------------------------------
                         Helen Y. Rhee
                         SVP & Portfolio Manager

                     ORYX CLO, Ltd., as a Lender
                     BY: ING Capital Advisors, LLC
                         As Collateral Manager

                     By: /s/ Helen Y. Rhee
                         --------------------------------
                         Helen Y. Rhee
                         SVP & Portfolio Manager

                     BALANCED HIGH-YIELD FUND II LTD., as Lender
                     By: ING Capital Advisors LLC,
                         as Asset Manager

                     By: /s/ Helen Y. Rhee
                         --------------------------------
                         Helen Y. Rhee
                         SVP & Portfolio Manager

                                                    IASIS HEALTHCARE CORPORATION
                                                                 FIRST AMENDMENT

                     AIM FLOATING RATE FUND
                     By: INVESCO Senior Secured Management Inc.
LENDERS:                 As Attorney in fact

                     By:/s/ Thomas H.B. Ewald
                        ---------------------------------
                     Name: Thomas H.B. Ewald
                     Title: Authorized Signatory


                                                    IASIS HEALTHCARE CORPORATION
                                                                 FIRST AMENDMENT

LENDERS:

                     AMARA-I FINANCE, LTD.
                     By: INVESCO Senior Secured Management, Inc.
LENDERS:                 As Financial Manager

                     By:/s/ Thomas H.B. Ewald
                        ---------------------------------
                     Name: Thomas H.B. Ewald
                     Title: Authorized Signatory


                                                    IASIS HEALTHCARE CORPORATION
                                                                 FIRST AMENDMENT

                     AMARA 2 FINANCE, LTD.
                     By: INVESCO Senior Secured Management, Inc.
LENDERS:                 As Financial Manager

                     By:/s/ Thomas H.B. Ewald
                        ---------------------------------
                     Name: Thomas H.B. Ewald
                     Title: Authorized Signatory

                                                    IASIS HEALTHCARE CORPORATION
                                                                 FIRST AMENDMENT

                     AVALON CAPITAL LTD.
                     By: INVESCO Senior Secured Management, Inc.
LENDERS:                 As Portfolio Advisor

                     By:/s/ Thomas H.B. Ewald
                        ---------------------------------
                     Name: ThomaS H.B. Ewald
                     Title: Authorized Signatory

                                                    IASIS HEALTHCARE CORPORATION
                                                                 FIRST AMENDMENT

                     AVALON CAPITAL LTD. 2
                     By: INVESCO Senior Secured Management, Inc.
LENDERS:                 As Portfolio Advisor

                     By:/s/ Thomas H.B. Ewald
                        ---------------------------------
                     Name: Thomas H.B. Ewald
                     Title: Authorized Signatory

                                                    IASIS HEALTHCARE CORPORATION
                                                                 FIRST AMENDMENT

                     OASIS COLLATERALIZED HIGH INCOME PORTFOLIOS-1,
                     LTD.
LENDERS: By: INVESCO Senior Secured Management, Inc. As Subadvisor By:/s/ Thomas H.B. Ewald
                        ---------------------------------
                     Name: Thomas H.B. Ewald
                     Title: Authorized Signatory

                                                    IASIS HEALTHCARE CORPORATION
                                                                 FIRST AMENDMENT

                     CHARTER VIEW PORTFOLIO
                     By: INVESCO Senior Secured Management, Inc.
LENDERS:                 As Investment Advisor

                     By:/s/ Thomas H.B. Ewald
                        ---------------------------------
                     Name: Thomas H.B. Ewald
                     Title: Authorized Signatory

                                                    IASIS HEALTHCARE CORPORATION
                                                                 FIRST AMENDMENT

                     DIVERSIFIED CREDIT PORTFOLIO LTD.
                      By: INVESCO Senior Secured Management, Inc.
LENDERS:                  as Investment Adviseor

                     By:/s/ Thomas H.B. Ewald
                        ---------------------------------
                     Name: Thomas H.B. Ewald
                     Title: Authorized Signatory

                                                    IASIS HEALTHCARE CORPORATION
                                                                 FIRST AMENDMENT

                     INVESCO EUROPEAN CDO I S.A.
                     By: INVESCO Senior Secured Management, Inc.
LENDERS:                 As Collateral Manager

                     By:/s/ Thomas H.B. Ewald
                        ---------------------------------
                     Name: Thomas H.B. Ewald
                     Title: Authorized Signatory

                                                    IASIS HEALTHCARE CORPORATION
                                                                 FIRST AMENDMENT

                                 INVESCO CBO 2000-1 LTD.
                                 By: INVESCO Senior Secured Management, Inc.
                                     As Portfolio Advisor
LENDERS:

                                 By: /s/ Thomas H. B. Ewald
                                    ------------------------------------------
                                 Name: Thomas H. B. Ewald
                                 Title: Authorized Signatory

                                                    IASIS HEALTHCARE CORPORATION
                                                                 FIRST AMENDMENT

                                 SEQUILS-LIBERTY, LTD.
                                 By: INVESCO Senior Secured Management, Inc.
                                     As Collateral Manager
LENDERS:

                                 By: /s/ Thomas H. B. Ewald
                                     -----------------------------------------
                                 Name: Thomas H. B. Ewald
                                 Title: Authorized Signatory

                                                    IASIS HEALTHCARE CORPORATION
                                                                 FIRST AMENDMENT

                                 SARATOGA CLO I, LIMITED
                                 By: INVESCO Senior Secured Management, Inc.
                                     As Asset Manager
LENDERS:

                                 By: /s/ Thomas H. B. Ewald
                                     ---------------------------------------
                                 Name: Thomas H. B. Ewald
                                 Title: Authorized Signatory

                                                    IASIS HEALTHCARE CORPORATION
                                                                 FIRST AMENDMENT

LENDERS:                         KATONAH I, LTD.
                                 ----------------------------------
                                 By: /s/ RALPH DELLA ROCCA
                                    -------------------------------
                                 Name:  RALPH DELLA ROCCA
                                 Title: Authorized Officer
                                        Katonah Capital, L.L.C.
                                            As Manager

                                                    IASIS HEALTHCARE CORPORATION
                                                                 FIRST AMENDMENT

LENDERS:                         KATONAH II, LTD.
                                 -----------------------------------
                                 By: /s/ RALPH DELLA ROCCA
                                    -------------------------------
                                 Name:    RALPH DELLA ROCCA
                                 Title:   Authorized Officer
                                        Katonah Capital, L.L.C.
                                              As Manager

                                                    IASIS HEALTHCARE CORPORATION
                                                                 FIRST AMENDMENT

LENDERS:                         KATONAH III, LTD.
                                 ----------------------------------
                                 By: /s/ RALPH DELLA ROCCA
                                    -------------------------------
                                 Name:  RALPH DELLA ROCCA
                                 Title: Authorized Officer
                                        Katonah Capital, L.L.C.
                                              As Manager

                                                   IASIS HEALTHCARE CORPORATION
                                                                 FIRST AMENDMENT

LENDERS:                         KATONAH IV, LTD.
                                 ----------------------------------
                                 By: /s/ RALPH DELLA ROCCA
                                    -------------------------------
                                 Name:   RALPH DELLA ROCCA
                                 Title:   Authorized Officer
                                        Katonah Capital, L.L.C.
                                              As Manager

                                                    IASIS HEALTHCARE CORPORATION

LENDERS:                         Clydesdale CLO 2001-1, Ltd.
                                 ----------------------------------

                                 By: /s/ Elizabeth MacLean
                                    -------------------------------
                                 Name:  Elizabeth MacLean
                                 Title:     Director

NOMURA CORPORATE RESEARCH
AND ASSET MANAGEMENT INC.
          AS
 COLLATERAL MANAGER

                                                    IASIS HEALTHCARE CORPORATION

LENDERS:                         Clydesdale CLO 2003 Ltd.
                                 ----------------------------------

                                 By: /s/ Elizabeth MacLean
                                    -------------------------------
                                 Name:  Elizabeth MacLean
                                 Title: Director

                                     NOMURA CORPORATE RESEARCH
                                     AND ASSET MANAGEMENT INC.
                                               AS
                                              AGENT

                                                    IASIS HEALTHCARE CORPORATION
                                                                 FIRST AMENDMENT

LENDERS:                            Nomura Bond & Loan Fund
                                    ----------------------------------
                                    By: /s/ Elizabeth MacLean
                                       -------------------------------
                                    Name:  Elizabeth MacLean
                                    Title: Director

By: UFJ Trust Company of New York
    as Trustee
By: Nomura Corporate Research and
    Asset Management Inc.
    Attorney In Fact

                                                    IASIS HEALTHCARE CORPORATION
                                                                 FIRST AMENDMENT

LENDERS:                                 OAK HILL CREDIT PARTNERS I, LIMITED

                                         By: Oak Hill CLO Management I, LLC
                                         As Investment Manager

                                         By: /s/ Scott D. Krase
                                             --------------------------------
                                             Name: Scott D. Krase
                                             Title: Authorized Person

                                         OAK HILL CREDIT PARTNERS II, LIMITED

                                         By: Oak Hill CLO Management II, LLC
                                         As Investment Manager

                                         By: /s/  Scott D. Krase
                                             --------------------------------
                                             Name:  Scott D. Krase
                                             Title: Authorized Person

                                         OAK HILL SECURITIES FUND, L.P.

                                         By: Oak Hill Securities GenPar, L.P
                                         its General Partner

                                         By: Oak Hill Securities MGP,Inc.,
                                         its General Partner

                                         By: /s/ Scott D. Krase
                                             --------------------------------
                                             Name: Scott D. Krase
                                             Title: Vice President

                                         OAK HILL SECURITIES FUND II, L.P.

                                         By: Oak Hill Securities GenPar II, L.P.
                                         its General Partner

                                         By: Oak Hill Securities MGP II, Inc.,
                                         its General Partner

                                         By: /s/ Scott D. Krase
                                             -------------------------------
                                             Name: Scott D. Krase
                                             Title: Vice President

                                                    IASIS HEALTHCARE CORPORATION
                                                                 FIRST AMENDMENT

                                         Name:
                                         Title:

                                         KZH SOLEIL LLC

                                         By:__________________________________
                                         Name:
                                         Title:

                                         KZH SOLEIL-2 LLC

                                         By:__________________________________
                                         Name:
                                         Title:

                                         KZH RIVERSIDE LLC

                                         By:__________________________________
                                         Name:
                                         Title:

                                         OPPENHEIMER SENIOR FLOATING RATE FUND

                                         By: /s/ Bill Campbell
                                              --------------------------------
                                         Name: Bill Campbell
                                         Title: Manager

                                         HarbourView CLO IV, Ltd.

                                         By: /s/ Bill Campbell
                                              --------------------------------
                                         Name: Bill Campbell
                                         Title: Manager

                                         HarbourView CLO V, Ltd.

                                         By: /s/ Bill Campbell
                                              --------------------------------
                                         Name: Bill Campbell
                                         Title: Manager

                                                    IASIS HEALTHCARE CORPORATION
                                                                 FIRST AMENDMENT

LENDERS:                                 ORIX Finance Corp. I

                                         By: /s/ Sheppard H.C. Davis, Jr.
                                            ----------------------------------
                                         Name: Sheppard H.C. Davis, Jr.
                                         Title: Authorized Representative

                                                    IASIS HEALTHCARE CORPORATION
                                                                 FIRST AMENDMENT

LENDERS:                                 Seaboard CLO 2000 Ltd.
                                         By: ORIX Capital Markets, LLC
                                           Its Collateral Manager

                                         By: /s/ Sheppard H.C. Davis, Jr.
                                            ----------------------------------
                                         Name: Sheppard H.C. Davis, Jr.
                                         Title: Managing Director

                                                    IASIS HEALTHCARE CORPORATION
                                                                 FIRST AMENDMENT

                                         ING PRIME RATE TRUST
                                         By: ING Investments, LLC
LENDERS:                                     as its investment manager

                                         By: /s/ MICHEL PRINCE, CFA
                                            ----------------------------------
                                         Name: MICHEL PRINCE, CFA
                                         Title: VICE PRESIDENT

                                              ING SENIOR INCOME FUND
                                              By: ING Investments, LLC
                                                  as its investment manager

                                         ML CLO XV PILGRIM AMERICA
                                         (CAYMAN) LTD,
                                         By: ING Investments, LLC
                                             as its investment manager

                                         PILGRIM AMERICA HIGH INCOME
                                         INVESTMENTS LTD,
                                         By: ING Investments, LLC
                                             as its investment manager

                                                    IASIS HEALTHCARE CORPORATION
                                                                 FIRST AMENDMENT

                                         BLACK DIAMOND CLO 2000-1 LTD.
LENDERS:                                 _____________________________________

                                         By: /s/ ALAN CORKISH
                                            ----------------------------------
                                         Name: ALAN CORKISH
                                         Title: Director

                                                    IASIS HEALTHCARE CORPORATION
                                                                 FIRST AMENDMENT

                                         BLACK DIAMOND CLO 1996-1 LTD.
LENDERS:                                 _____________________________________

                                         By: /s/ ALAN CORKISH
                                            ----------------------------------
                                         Name: ALAN CORKISH
                                         Tltle: Director

                                                    IASIS HEALTHCARE CORPORATION
                                                                 FIRST AMENDMENT

                                         BLACK DIAMOND INTERNATIONAL
                                         FUNDING, LTD.
LENDERS:                                 _____________________________________

                                         By: /s/ ALAN CORKISH
                                            ----------------------------------
                                         Name: ALAN CORKISH
                                         Title: Director

                                                    IASIS HEALTHCARE CORPORATION
                                                                 FIRST AMENDMENT

LENDERS:                                 SUNAMERICA LIFE INSURANCE CO.

                                         By: /s/ W. JEFFREY BAXTER
                                            ----------------------------------
                                         Name: W. JEFFREY BAXTER
                                         Title: Authorized Agent

                                                    IASIS HEALTHCARE CORPORATION
                                                                 FIRST AMENDMENT

                                         FIDELITY ADVISOR SERIES II: FIDELITY
                                         ADVISOR FLOATING RATE HIGH INCOME FUND

LENDERS:                                 _____________________________________

                                         By: /s/ JOHN H. COSTELLO
                                           -----------------------------------
                                         Name: JOHN H. COSTELLO
                                         Title: ASSISTANT TREASURER

                                                    IASIS HEALTHCARE CORPORATION
                                                                 FIRST AMENDMENT